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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Earliest Event Reported -- July 1, 1994


                            FARMERS NATIONAL BANCORP
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             (Exact name of registrant as specified in its charter)



    Maryland                         2-76280                    52-1241460
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(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



5 Church Circle                Annapolis, Maryland                     21401
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(Address of principal executive offices)                             (Zip Code)



                                 (410) 263-2603
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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             (Former name or address, if changed since last report)




The exhibit index as required by item 601(a) of Regulation S-K is included on page 4 of this report.


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Item 5.  OTHER EVENTS

     On July 1, 1994, Farmers National Bancorp announced that it had entered into an Agreement and Plan of Reorganization with First Virginia Banks, Inc. pursuant to which First Virginia Banks, Inc. will acquire Farmers by means of a merger in which Farmers stockholders will receive 1.5 shares of First Virginia's common stock in exchange for each share of Farmers stock, provided that, at the election of the holders, up to 30% of all outstanding Farmers shares may be exchanged for cash at $58.53 per share. If First Virginia is advised by its independent accountants that it cannot otherwise qualify to treat the merger as a purchase for accounting purposes, then in addition to those Farmers shares as to which stockholders elect to receive cash or exercise dissenters' rights under Maryland law to receive the appraised value of their shares in cash, an additional number of Farmers shares shall be exchanged on a pro rata basis for cash at $58.53 per share so that the aggregate number of (i) those shares exchanged for cash and (ii) those shares as to which dissenters' rights are exercised is equal to at least 10.1% of all outstanding shares of Farmers stock. Attached to this Current Report on Form 8-K as Exhibit 1 is a copy of Farmers' press release dated July 1, 1994.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                   Description of Exhibit
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     1              Press Release dated July 1, 1994.


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                            FARMERS NATIONAL BANCORP



                                S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FARMERS NATIONAL BANCORP



                                        By   /s/ JOHN M. SUIT, II
                                             ----------------------------------
                                             John M. Suit, II
                                             President and Chief Executive
                                               Officer




Date:  July 7, 1994


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                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit                                  Page
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     1         Press Release dated July 1, 1994.                              5


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